# Unity Bancorp Inc

## 2022 Shareholders' Meeting

## April 28, 2022

# Strong Q1 Results

| | 1Q2022 | 1Q2021 |
|---|---|---|
| **Net income** | | |
| Net income (in thousands) | $ 9,108 | $ 8,496 |
| Net income per common share - Diluted | $ 0.85 | $ 0.80 |
| | | |
| **Operating Ratios** | | |
| Return on average assets | 1.80 % | 1.85 % |
| Return on average equity | 17.64 | 19.51 |
| Efficiency ratio | 45.86 | 45.74 |
| Net interest margin | 4.11 | 4.09 |

# Unity Bank Posted its Best Earnings Ever in 2021

*(dollars in millions)*



CAGR 29.3%
$12.9
$21.9
$23.7
$23.6
$36.1
2017
2018
2019
2020
2021
Net Income



CAGR 30.0%
$1.20
$2.01
$2.14
$2.19
$3.43
2017
2018
2019
2020
2021
Diluted EPS

The provision for loan losses totaled $7.0 million in 2020 due to the uncertainty and the risk of loan defaults related to COVID-19 and was reduced to $181 thousand in 2021.

# Summary Income Statement and Profitability

*(dollars in millions)*

| | 2021 | 2020 | % Change |
|---|---|---|---|
| Net Interest Income | $ 77.0 | $ 64.4 | 19.6 % |
| Provision for Loan Losses (-) | 0.2 | 7.0 | (97.4) |
| Noninterest Income (+) | 12.1 | 12.9 | (6.9) |
| Noninterest Expense (-) | 40.8 | 39.3 | 3.9 |
| Provision for Income Taxes (-) | 12.0 | 7.5 | 60.7 |
| Net Income | $ 36.1 | $ 23.6 | 52.8 % |
| Diluted Earnings Per Share | $ 3.43 | $ 2.19 | 56.6 |
| Return on Average Assets | 1.87 % | 1.35 % | 38.5 |
| Return on Average Equity | 19.16 | 14.20 | 34.9 |
| Net Interest Margin | 4.16 | 3.85 | 8.1 % |

# Unity Bank's Growing Footprint

## UNITY BANK BRANCH LOCATIONS



Sussex
Passaic
Monroe
Bergen
Warren
Morris
Essex
Hudson
Northampton
Union
Hunterdon
Somerset
Middlesex
Bucks
Mercer
Monmouth
Montgomery
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20

*Pennsylvania*

**Northampton County:**
1) Bethlehem, PA
2) Forks, PA

*New Jersey*

**Bergen County:**
3) Emerson, NJ
4) Ramsey, NJ

**Hunterdon County:**
5) Clinton, NJ
6) Flemington, NJ
7) Whitehouse Station, NJ

**Middlesex County:**
8) Edison, NJ
9) Highland Park, NJ
10) Middlesex, NJ
11) South Plainfield, NJ

**Ocean County:**
12) Lakewood, NJ

**Somerset County:**
13) North Plainfield, NJ
14) Somerset, NJ
15) Somerville, NJ

**Union County:**
16) Linden, NJ
17) Scotch Plains, NJ
18) Union, NJ

**Warren County:**
19) Phillipsburg, NJ
20) Washington, NJ

**New lending office opened in 2022!**

# Generating Strong Loan and Deposit Growth

*(dollars in millions)*



$1,510
$1,603
2020
2021
Total Loans - (Excluding PPP)



$1,558
$1,759
2020
2021
Total Deposits

- Total Loans (Excluding PPP) – 6.15% increase
  - 38.3% increase in residential construction loans
  - 29.7% increase in SBA loans
  - 17.9% increase in consumer loans
  - 10.9% increase in commercial loans
  - 12.5% decrease in residential mortgage loans

- Total Deposits – 12.9% increase
  - 52.4% increase in savings deposits
  - 19.5% increase in interest-bearing demand deposits
  - 15.1% increase in noninterest-bearing demand deposits
  - 33.6% decrease in time deposits.

# Total Loans

*(dollars in millions)*



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2017
2018
2019
2020
2021
$1,171
$67
$110
$365
$629
$1,304
$51
$124
$436
$694
$1,426
$49
$144
$468
$765
$1,628
$49
$118
$153
$468
$840
$1,649
$64
$46
$198
$409
$932
Commercial
Residential
Consumer
PPP
SBA

# Total Deposits

*(dollars in millions)*



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,043
$256
$561
$226
$1,208
$270
$581
$357
$1,250
$280
$566
$404
$1,558
$460
$659
$439
$1,759
$529
$938
$292
2017
2018
2019
2020
2021
Time deposits
Interest-bearing & SAV deposits
Noninterest-bearing deposits

# Net Interest Income & Net Interest Margin

*(dollars in millions)*



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.83%
3.97%
3.95%
3.85%
4.16%
$45.8
$53.8
$57.6
$64.4
$77.0
2017
2018
2019
2020
2021
Net Interest Income
Net Interest Margin

# Noninterest Income

*(dollars in thousands)*

| | 2021 | 2020 | % Change |
|---|---|---|---|
| Branch fee income | $ 1,130 | $ 1,046 | 8.0 % |
| Service and loan fee income | 2,757 | 1,742 | 58.3 |
| Gain on sale of SBA loans held for sale, net | 741 | 1,642 | (54.9) |
| Gain on sale of mortgage loans, net | 4,567 | 6,344 | (28.0) |
| BOLI income | 689 | 613 | 12.4 |
| Net security gains | 609 | 93 | 554.8 |
| Other income | 1,561 | 1,466 | 6.5 |
| Total noninterest income | $ 12,054 | $ 12,946 | (6.9) % |

# Book Value/Stock Price Comparison



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$19.75
$20.76
$22.57
$17.55
$26.25
$27.98
$11.13
$12.85
$14.77
$16.63
$19.80
$20.48
2017
2018
2019
2020
2021
Q1 2022
Book Value Per Share
Stock Price

# Long History of Returning Capital Shareholders

*(dollars in millions)*



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$2.5
$2.9
$3.4
$3.4
$7.4
$3.7
$4.2
2017
2018
2019
2020
2021
Dividends
Shares Repurchased

Announcing dividend increase to $0.11 per share payable June 24, 2022, from current $0.10 per share.

# Capital Ratios

| | 2021 |
|---|---|
| CBLR * | 10.51 % |
| *excluding PPP loans* | *11.24* |
| | |
| Average equity to average assets | 9.77 |
| *excluding PPP loans* | *10.42* |

* To be well-capitalized, a banking entity must maintain a CBLR of 8% or greater starting in the second quarter 2020, 8.5% for calendar year 2021, and 9% thereafter.


UNITY BANK
growing with you!